UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2016

Signal Genetics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36483	47-1187261
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Signal Genetics, Inc. 5740 Fleet Street Carlsbad, California		92008
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (760) 537-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

The information set forth in Item 7.01 below is incorporated herein by reference into this Item 2.02.

Item 7.01 Regulation FD Disclosure.

On March 16, 2016, Signal Genetics, Inc. (the “Company”), issued a press release providing a business update and including certain fourth quarter and full-year 2015 financial information, entitled “Signal Genetics Highlights Recent Achievements and Reports Fourth Quarter and Full-Year 2015 Financial Results” (the “Press Release”). A copy of the Press Release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference. In addition, the Company will discuss its financial results during a live conference call and webcast Wednesday, March 16, 2016 at 4:30 p.m. (ET). You may join the live conference call and webcast through the Company’s website at https://www.signalgenetics.com or by dialing 1-877-407-0784, or 1-201-689-8560 for international callers, and using conference ID number 13632678.

If you are unable to join the live conference call and webcast, you may access the recording through Wednesday, March 30, 2016 by dialing 1-877-870-5176 for domestic callers, and 1-858-384-5517 for international callers, using conference ID number 13632678, or you may access the webcast replay for 30 days through the Company’s website at https://www.signalgenetics.com.

The information contained in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of Section 18. Furthermore, the information shall not be deemed incorporated by reference into any registration statement or any other filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

99.1	Press Release, dated March 16, 2016, entitled “Signal Genetics Highlights Recent Achievements and Reports Fourth Quarter and Full-Year 2015 Financial Results.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGNAL GENETICS, INC.

	By:	/s/ Tamara A. Seymour
	Name:	Tamara A. Seymour
	Title:	Chief Financial Officer

Date: March 16, 2016